Exhibit 99.2

MICON INTERNATIONAL LIMITED

CONSENT OF MICON INTERNATIONAL LIMITED

We hereby consent to the incorporation by reference of any mineralized material and other analyses performed by us in our capacity as an independent consultant to Golden Minerals Company (the “Company”) which are set forth in the Company’s Current Report on Form 8-K filed on October 6, 2010, in the Company’s Registration Statement on Form S-3 (333-168304) and in any related prospectuses.  We also consent to the reference to us under the heading “Experts” in such Registration Statement and any related prospectuses.

Date: October 6, 2010	MICON INTERNATIONAL LIMITED

/s/ Jane Spooner
	Name:	Jane Spooner
	Title:	Vice President